Patents and other intangible assets	6 Months Ended
Jun. 30, 2026
Intangible Assets [Abstract]
Patents and other intangible assets
12. Patents and other intangible assets

	Patents	Software	Total
	$	$	$
Cost
As at January 1, 2025	1,147,998	383,506	1,531,504
Additions	127,135	-	127,135
As at December 31, 2025	1,275,133	383,506	1,658,639

Accumulated amortization
As at January 1, 2025	(473,662)	(168,022)	(641,684)
Charge	(94,723)	(47,046)	(141,769)
As at December 31, 2025	(568,385)	(215,068)	(783,453)

Cost
As at January 1, 2026	1,275,133	383,506	1,658,639
Additions	42,481	-	42,481
Impairment	(1,317,614)	-	(1,317,614)
As at June 30, 2026	-	383,506	383,506

Accumulated amortization
As at January 1, 2026	(568,385)	(215,068)	(783,453)
Charge	(53,049)	(22,314)	(75,363)
Impairment	621,434	-	621,434
As at June 30, 2026	-	(237,382)	(237,382)

Net book value
As at December 31, 2025	706,748	168,438	875,186
As at June 30, 2026	-	146,124	146,124
Lifezone’s intellectual property includes six patent families, covering various enhancements to the Hydromet Technology process for metal production from ores, concentrates and other feedstocks, including PGM, gold, silver, base metals and rare earth metals. These enhancements span the handling of gangue elements, purification steps, diverse feed materials, and carbon emissions minimization.
Lifezone has impaired the carrying value of the capitalized patent costs as at June 30, 2026 on the grounds that, since Lifezone listing, no revenue has been generated from them, and that, following BHP's exit from the Kabanga Nickel Project and ongoing discussions with future strategic partners during the first six months of 2026, there is no probable and near-term use case that will lead to material royalty income from the existing patents. Realizing value from the patents would require further research and development and management assumes that royalty income will in the near term more likely be generated from licensing technological process knowhow.